                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:  April 14, 2004                        /s/ Jerry Dauderman
                                              ----------------------------------
                                              Jerry Dauderman
                                              Chairman of the Board and Chief
                                              Executive Officer

Dated:  April 14, 2004                        /s/ Michael L. Armstrong
                                              ----------------------------------
                                              Michael L. Armstrong
                                              Executive Vice President and Chief
                                              Financial Officer